                                                                   Exhibit 10.7

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND NO INTEREST THEREIN MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) SUCH SECURITIES ARE TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT (OR ANY SUCCESSOR RULE), OR (3) THE ISSUER OF THESE SECURITIES SHALL HAVE RECEIVED AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER THAT NO VIOLATION OF THE ACT OR SIMILAR STATE SECURITIES LAWS WILL BE INVOLVED IN SUCH TRANSFER.


THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS WITH RESPECT TO THE TRANSFER OF SUCH SECURITIES SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF JANUARY 21, 2003, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THIS INSTRUMENT (OR SUCH HOLDER'S PREDECESSOR-IN-INTEREST). A COPY OF SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED BY THE REGISTERED HOLDER OF THIS INSTRUMENT AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.


THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS WITH RESPECT TO THE VOTING AND THE TRANSFER OF SUCH SECURITIES SET FORTH IN A SHAREHOLDERS AGREEMENT, DATED AS OF JANUARY 21, 2003, BY AND AMONG THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THIS INSTRUMENT (OR SUCH HOLDER'S PREDECESSOR-IN-INTEREST) AND CERTAIN OTHERS. A COPY OF SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED BY THE REGISTERED HOLDER OF THIS INSTRUMENT AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

No. 2                                                     Dated:  August 8, 2003


                           SOUTHERN STAR CENTRAL CORP.

               Amended and Restated Common Stock Purchase Warrant

         THIS IS TO CERTIFY THAT, for value received, ASC CENTRAL, LLC (the "Initial Holder"), and its successors and permitted assigns are entitled, subject to the terms and conditions set forth in this Amended and Restated Common Stock Purchase Warrant (this "Amended Warrant"), to purchase from SOUTHERN STAR CENTRAL CORP., a Delaware corporation (the "Corporation"), at any time and from time to time on and after the date set forth above and on or prior to 5:00 P.M., New York time on the Expiration Date (as defined in Section 1 below), all or any portion of the Warrant Shares (as defined in Section 1 below), at a purchase price per share equal to the Exercise Price (as defined in
Section 1 below). The number and
character of the Warrant Shares and the Exercise Price are subject to adjustment as provided herein.

         This Amended Warrant amends and restates in its entirety that certain Warrant No. 2, dated January 22, 2003, issued to the Initial Holder by the Corporation, in replacement of Warrant No. 1, pursuant to that certain Affidavit of Loss and Indemnity Agreement, dated as of February 24, 2003, executed and delivered by the Initial Holder to the Corporation. Warrant No. 1 was issued pursuant to the terms of that certain Securities Purchase Agreement, dated as of January 21, 2003, between the Corporation, on the one hand, and the Initial Holder, on the other hand.

         The terms and provisions of this Amended Warrant may be amended, waived, cancelled, discharged or terminated only by a written instrument signed by the Corporation and the Initial Holder.

         1. Definitions. As used in this Amended Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

         "Act" shall mean the Securities Act of 1933, as amended.

         "Amended Charter" shall have the meaning set forth in Section 3.1 hereof.

         "Amended Warrant" shall have the meaning set forth in the first paragraph hereof.

         "Common Stock" shall mean the shares of the common stock of the Corporation, $.01 par value per share, and shall include the Corporation's common stock authorized as of the date of this Amended Warrant.

         "Corporation" shall have the meaning set forth in the first paragraph of this Amended Warrant.

         "Exercise Price" shall mean $.01 per share.

         "Exercise Notice" shall have the meaning set forth in Section 2.1 hereof.

         "Exercise Date" shall have the meaning set forth in Section 2.2 hereof.

         "Expiration Date" shall mean January 22, 2013.

         "Fair Market Value" shall mean (a) the last reported sale price per share of Common Stock on the Nasdaq-NMS or any national securities exchange in which such Common Stock is quoted or listed, as the case may be, on the date immediately preceding the Exercise Date or, if no such sale price is reported on such date, such price on the next preceding business day in which such price was reported, or (b) if such Common Stock is not quoted or listed on the Nasdaq-NMS or any national securities exchange, (i) the fair market value of a share of such Common Stock, as determined in good faith by mutual agreement of the Board of Directors of the Corporation and the Initial Holder or (ii) by valuation by a nationally recognized investment banking firm that is not and has not been a primary provider of services to the Corporation, AIG Highstar Capital, L.P. or the Initial Holder, or their respective affiliates and is mutually acceptable to the Initial Holder and the Corporation.

         "Holder" shall mean, as applicable, (i) the Initial Holder, (ii) any successor of the Initial Holder or (iii) any other holder of record of this Amended Warrant or any portion thereof to whom this Warrant or any portion thereof shall have been transferred in accordance with the provisions of Section 9 hereof.

         "Initial Holder" shall have the meaning set forth in the first paragraph hereof.

         "Initial Warrant Shares" shall mean 1.587 shares of Common Stock issued or issuable upon exercise of the Amended Warrant in accordance with its terms (i.e., 2% of the total shares of Common Stock issued and outstanding on August 8, 2003 on a fully-diluted basis).

         "Issue Date" shall mean the date hereof.

         "person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Registered Sale" shall have the meaning set forth in Section 9.2 hereof.

         "Series A Preferred Stock" shall mean the Series A Preferred Stock, par value $.01 per share, of the Corporation.

         "Shareholders Agreement" shall have the meaning set forth in Section
3.1 hereof.

         "Warrant Shares" shall mean the Initial Warrant Shares, subject to adjustment as provided for herein.

         2.       Exercise Of Amended Warrant.

                  2.1 Method of Exercise. Subject to and upon all of the terms and conditions set forth in this Amended Warrant, the Holder may exercise this Amended Warrant, in whole or in part with respect to any Warrant Shares, at any time and from time to time following the date hereof and ending on the Expiration Date, by giving prior written notice to the Corporation that the Holder intends to exercise this Amended Warrant (the "Exercise Notice"), which Exercise Notice shall indicate the number of shares for which the Holder intends to exercise this Amended Warrant, and upon presentation and surrender of this Amended Warrant to the Corporation at its principal office, together with (a) a properly completed and duly executed subscription form, in the form attached hereto as Exhibit A, which subscription form shall specify the number of Warrant Shares for which this Amended Warrant is then being exercised and (b) payment of the aggregate Exercise Price payable hereunder in respect of the number of Warrant Shares being purchased upon exercise of this Amended Warrant. Payment to the Corporation of such aggregate Exercise Price shall be made in cash or by money order, certified or bank cashier's check or wire transfer (in each case in lawful currency of the United States of America).

                  2.2 Effectiveness of Exercise; Ownership. Each exercise of this Amended Warrant by the Holder shall be deemed to have been effected immediately prior to the close of business on the date upon which all of the requirements of Section 2.1 hereof with respect to such exercise shall have been complied with in full (each such date, an "Exercise Date"). On the applicable Exercise Date with respect to any exercise of this Amended Warrant by the Holder, the Corporation shall be deemed to have issued to the Holder, and the Holder shall be deemed to have become the holder of record and legal owner of, the number of Warrant Shares being purchased upon such exercise of this Amended Warrant, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such number of Warrant Shares being purchased shall not then be actually delivered to the Holder.

                  2.3 Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Amended Warrant, and in any event within ten (10) days thereafter, the Corporation, at its expense, and in accordance with applicable securities laws, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 9 hereof), a certificate or certificates for the number of Warrant Shares purchased by the Holder on such exercise.

                  2.4 Shares To Be Fully Paid and Nonassessable. All Warrant Shares issued upon the exercise of this Amended Warrant including those issued pursuant to Section 4 hereof shall be duly authorized, validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

                  2.5      [Intentionally Omitted]

                  2.6 Issuance of New Warrants; Corporation Acknowledgment. Upon any partial exercise of this Amended Warrant, the Corporation, at its expense, will forthwith and, in any event, within ten (10) days after partial exercise, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares.

                  2.7 Payment of Taxes and Expenses. The Corporation shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Amended Warrant and/or (ii) new or replacement warrants in the Holder's name or the name of any transferee of all or any portion of this Amended Warrant.

         3. Registration and Other Investor Rights.

                  3.1 Shareholders Agreement. The Warrant Shares shall be entitled to registration rights and all other rights and shall be bound by all obligations as are applicable to such shares in accordance with the Shareholders Agreement, dated as of January 21, 2003, by and among the Corporation and the parties thereto (as may be amended from time to time, the "Shareholders Agreement") and the Second Amended and Restated Certificate of Incorporation, as amended from time to time, of the Corporation (the "Amended Charter").

                  3.2 Redemption Right. In the event that any shares of Series A Preferred Stock held by the Initial Holder are redeemed pursuant to Article 4, Part A, Section 3 of the Amended Charter, the Initial Holder to the extent that the Initial Holder continues to be the holder of this Amended Warrant shall be entitled to require that the Corporation purchase from the Initial Holder a pro-rata portion of this Amended Warrant to the extent still held by the Initial Holder equal to the same percentage of the Series A Preferred Stock being redeemed by the Corporation pursuant to such redemption, at a price per share in cash equal to the Fair Market Value of the Common Stock less the Exercise Price.

         4. Adjustments. The Exercise Price and the number of shares of Common Stock for which this Amended Warrant is exercisable shall be subject to adjustment as set forth in this Section 4. At any time and from time to time, the Corporation shall promptly, without any action required of the Holders, cause the appropriate adjustment or adjustments (to the extent that more than one event requiring an adjustment has occurred since the last adjustment made) to be made pursuant to this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. In the event that, at any time or from time to time prior to the exercise of this Amended Warrant in full, the Corporation shall (i) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock
(ii) subdivide outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) combine outstanding shares of Common Stock into a smaller number of shares of Common Stock, then automatically and without further action, and simultaneously with the happening of any of the foregoing events, (A) the aggregate number of Warrant Shares to be delivered upon exercise of this Amended Warrant shall be adjusted proportionately by multiplying the number of Warrant Shares for which this Amended Warrant is then exercisable by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and (B) the Exercise Price shall be adjusted proportionately by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, but not in any event below par value. The number of Warrant Shares and the Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive events described in clauses
(i)-(iii) above.

                  4.2 Reclassifications. In the event that, at any time or from time to time prior to the exercise of this Amended Warrant in full, if the Common Stock shall be changed into the same or a different class(es) or series of stock or number of any class(es) or series of stock, whether by reclassification, mandatory conversion or otherwise (other than a dividend, distribution, subdivision or combination provided for in Section 4.1 or a reorganization, merger, consolidation or sale of assets provided for in Section 4.3), then and in each such event the

Holder, upon exercise of this Amended Warrant, shall have the right to receive the kind and number of shares of the class(es) or series of stock to which a holder of Common Stock would have been entitled to upon such change had this Amended Warrant been exercised immediately prior to such change; and, in such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights and interests thereafter of the Holder of this Amended Warrant, to the end that the provisions set forth in this
Section 4 (including provisions with respect to changes in and other adjustments of the number of Warrant Shares and the applicable Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of any class(es) or series of stock thereafter deliverable upon exercise of this Amended Warrant.

                  4.3 Reorganization, Consolidation or Merger. In the event that, at any time prior to the exercise of the Amended Warrant in full, the Corporation shall (i) effect a reorganization, (ii) consolidate with or merge into any other person or sell all or substantially all of the Corporation's assets to any other person, or (iii) transfer, under any plan or arrangement contemplating the dissolution of the Corporation, all or substantially all of its properties or assets or more than 50% of the voting capital stock of the Corporation (whether issued and outstanding, newly issued, from treasury or any combination thereof) to any other person, then, in each such case as part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, the Holder, on the exercise of this Amended Warrant as provided in Section 2 hereof at any time or from time to time after the consummation of such reorganization, consolidation, merger or (subject to the limitations on exercise set forth in Section 4.6 below) the effective date of such event, shall receive, in lieu of the Warrant Shares issuable on such exercise immediately prior to such consummation or such effective date, as the case may be, the capital stock and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such reorganization, consolidation, merger or dissolution, as the case may be, as if the Holder had so exercised this Amended Warrant immediately prior thereto (assuming the payment by the Holder of the Exercise Price therefor as required hereby in a form permitted hereby); and, in such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights and interests thereafter of the Holder of this Amended Warrant, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments to the number of Warrant Shares and the applicable Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of any class(es) or series of stock thereafter deliverable upon exercise of this Amended Warrant.

                  4.4 Adjustments. In the event that, at any time or from time to time prior to the exercise of this Amended Warrant in full, the Corporation shall (i) distribute any rights, options or warrants to holders of Common Stock entitling them to purchase shares of Common Stock at less than the Fair Market Value of such shares of Common Stock on the date such rights, options or warrants are issued, (ii) issue shares of Common Stock for consideration less than the Fair Market Value of such shares of Common Stock or (iii) issue securities convertible into or exchangeable for shares of Common Stock for consideration less than the Fair Market Value of such shares of Common Stock on the date such convertible or exchangeable security is issued, then automatically and without further action, and simultaneously with the happening of the foregoing events, (A) the aggregate number of Warrant Shares to be delivered upon exercise of this Amended Warrant shall be adjusted proportionately by multiplying the number of Warrant Shares for which this Amended Warrant is then exercisable by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the relevant date as specified above, and the denominator of which shall be the consideration paid for each share of Common Stock, or in the case of rights, options or warrants or convertible or exchangeable securities, the exercise price or conversion price per share on the date of issuance and (B) the Exercise Price shall be adjusted proportionately by multiplying the then Exercise Price by a fraction, the numerator of which shall be the consideration paid for each share of Common Stock, or in the case of rights, options or warrants, the exercise price per share on the relevant date as specified above, and the denominator of which shall be the Fair Market Value per share of Common Stock on the relevant date specified above, but not in any event below par value. The number of Warrant Shares and the Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive events described in clauses (i)-(iii) above.

                  4.5 Other Action Affecting Common Stock. In case at any time or from time to time the Corporation shall take any action of the type contemplated in any provision of this Section 4 hereof but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) then, the aggregate number of Warrant Shares shall be adjusted in such manner and at such time as may be equitable in the circumstances.

                  4.6 Distributions. In the event that, at any time or from time to time at any time prior to the exercise of the Amended Warrant in full, the Corporation shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Amended Warrant) payable in (i) shares of its capital stock (other than a stock dividend provided for in Section 4.1), (ii) other securities or property of any nature whatsoever (other than cash) of the Corporation or any other person, (iii) evidences of indebtedness issued by the Corporation or any other person, (iv) options, warrants or rights to subscribe for or purchase any of the foregoing, or (v) assets (other than cash dividends) then, in each such case, the Holder of this Amended Warrant shall receive, in addition to the Warrant Shares issuable upon the exercise of this Amended Warrant prior to such date, and without the payment of additional consideration therefor, the shares of capital stock, other securities, evidences of indebtedness, options, warrants or other rights or assets (including cash), as the case may be, to which such Holder would have been entitled upon such date as if such Holder had exercised this Amended Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of the actual exercise of this Amended Warrant, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments pursuant to this
Section 4. The Corporation shall reserve and set aside, for the life of this Amended Warrant or until exercised in full, all such distributions to which the Holder is entitled to receive pursuant to this Section 4.6.

         5. Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the number and kind of Warrant Shares, or property, issuable hereunder from time to time, or the Exercise Price, the Corporation, at its expense, will promptly cause an officer of the Corporation to compute such adjustment or readjustment in accordance with the terms of this Amended Warrant and prepare a certificate setting forth such adjustment or readjustment and showing the facts upon which such adjustment or readjustment is based. The Corporation will forthwith send a copy of each such certificate signed by the chief financial officer of the Corporation to the Holder in accordance with Section 10.4 below.

         6. Notices of Record Date, Etc. In the event of

         (a) any taking by the Corporation of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to vote or consent as to any matter or who are entitled to receive any dividend or other distribution including shares of Common Stock as a dividend or pursuant to a stock split, or

         (b) any reclassification of the Corporation's Common Stock, or

         (c) any reorganization of the Corporation, or any sale or transfer, in a single transaction or a series of related transactions, of all or substantially all the assets of the Corporation to, or the consolidation or merger of the Corporation with or into, any other person, or

         (d) any recapitalization, stock subdivision, stock combination or other capital reorganization, or

         (e) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, or

         (f) any sale, in a single transaction or a series of related transactions, of a majority of the Corporation's voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), then and in each such event the Corporation will give to the Holder a written notice of such proposed action specifying (i) the date on which any such record is to be taken for the purpose of such vote or consent or dividend, distribution or stock split, and stating the matters on which a vote is being taken or consent is being given and/or the amount and character of such dividend, distribution or stock split, or (ii) the date on which any such reclassification, reorganization, transfer, consolidation, merger, sales transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any one or more classes of Stock shall be entitled to exchange their shares of Stock for securities or other property deliverable on such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up, or (iii) the date on which any such sale of a majority of the Corporation's voting stock is to take place and the material terms thereof, as the case may be. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and on the aggregate number of the Warrant Shares to be delivered after giving effect to any adjustment which will be required as a result of such action. Such notice shall be delivered at least fifteen (15) business days prior to the date specified in such notice on which any such vote, consent or action is to be taken.

         7. Exchange of Amended Warrant. Subject to the provisions of Section 9 hereof (if and to the extent applicable), this Amended Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Corporation, for new warrants of like tenor, each registered in the name of the Holder or in the name of such other persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new warrant shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided, that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Amended Warrant at the time of its surrender.

         8. Replacement of Amended Warrant. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Amended Warrant and, in the case of any such loss, theft or destruction of this Amended Warrant, on delivery of a customary affidavit of the Holder and an indemnity agreement or, in the case of any such mutilation, on surrender and cancellation of this Amended Warrant, the Corporation will execute and deliver, in lieu thereof, a new warrant of like tenor.

         9. Transfer Provisions, etc.

                  9.1 Contractual Transfer Restrictions. Notwithstanding anything expressed or implied in this Amended Warrant to the contrary, in no event shall the Holder sell, assign, transfer, endorse, pledge, mortgage, hypothecate or otherwise convey or dispose of all or any portion of the Amended Warrant, any Warrant Shares issued from time to time upon exercise of this Amended Warrant, or any interest in any of the foregoing, unless the Holder complies in full with the terms and conditions of the Shareholders Agreement and with this Section 9.

                  9.2      Securities Laws Restrictions; Legends.

                  (a) Subject to the provisions of Section 9.1 hereof, neither this Amended Warrant nor any of the Warrant Shares issued from time to time upon exercise of this Amended Warrant may be offered, sold, assigned, transferred, endorsed, pledged, mortgaged, hypothecated or otherwise conveyed or disposed of by the Holder, unless (i) any such offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation or other conveyance or disposition shall be effected (A) pursuant to and in conformity with an effective registration statement under the Act (a "Registered Sale") or any then available exemption from the registration requirements of the Act, and (B) pursuant to and in conformity with any applicable state securities or blue sky laws, and (ii) in the case of any offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation or other conveyance or disposition other than pursuant to a Registered Sale, if requested by the Corporation, the Holder shall have obtained and delivered to the Corporation a written legal opinion of counsel to the effect that any such proposed offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation or other conveyance or disposition by the Holder is exempt from the registration requirements of the Act and any applicable state securities or blue sky laws.

                  (b) Each certificate representing any Warrant Shares issued upon exercise of this Amended Warrant and each new warrant issued in connection with a transfer or upon a partial exercise of this Amended Warrant shall bear the following legend:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND NO INTEREST THEREIN MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) SUCH SECURITIES ARE TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT (OR ANY SUCCESSOR RULE), OR (3) THE ISSUER OF THESE SECURITIES SHALL HAVE RECEIVED AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER THAT NO VIOLATION OF THE ACT OR SIMILAR STATE SECURITIES LAWS WILL BE INVOLVED IN SUCH TRANSFER.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS WITH RESPECT TO THE TRANSFER OF SUCH SECURITIES SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF JANUARY 21, 2003, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THIS CERTIFICATE (OR SUCH HOLDER'S PREDECESSOR-IN-INTEREST). A COPY OF SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS WITH RESPECT TO THE VOTING AND THE TRANSFER OF SUCH SECURITIES SET FORTH IN A SHAREHOLDERS AGREEMENT, DATED AS OF JANUARY 21, 2003, BY AND AMONG THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THIS CERTIFICATE (OR SUCH HOLDER'S PREDECESSOR-IN-INTEREST) AND CERTAIN OTHERS. A COPY OF SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

Each certificate representing any Warrant Shares issued upon exercise of this Amended Warrant and each new warrant issued in connection with a transfer or upon a partial exercise of this

Amended Warrant shall also bear any legend required under any applicable state securities or blue sky laws.

                  9.3 Mechanics of Transfer. Any transfer of all or any portion of this Amended Warrant, or of any interest therein, that is otherwise in compliance with applicable law and the terms of this Section 9 shall be effected by surrendering this Amended Warrant to the Corporation at its principal office, together with (i) a duly executed form of assignment, in the form attached hereto and (ii) payment of any applicable transfer taxes, if any. In the event of any such transfer of this Amended Warrant, in whole, the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder upon exercise of this Amended Warrant at the time of its transfer. In the event of any such transfer of any portion of this Amended Warrant, (i) the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder upon exercise of the transferred portion of this Amended Warrant at the time of such transfer, and (ii) the Corporation shall issue a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, purchasable by the Holder upon exercise of the portion of this Amended Warrant not transferred to such transferee. Each such transferee shall succeed to all of the rights of the transferring Holder under this Amended Warrant or in the event that such Amended Warrant is only partially transferred, the transferring Holder and such transferee shall, simultaneously, hold rights hereunder in proportion to their respective interests. Until this Amended Warrant or any portion thereof is transferred on the books of the Corporation, the Corporation may treat the Holder as the absolute holder of this Amended Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

                  9.4 Survival. The obligations of the Holder (and/or of any transferee of the Amended Warrant or any Warrant Shares issued from time to time upon exercise of this Amended Warrant) under this Section 9 shall, with respect to any Warrant Shares issued from time to time upon exercise of this Amended Warrant, survive, the exercise, expiration or other termination, or transfer, of this Amended Warrant indefinitely.

                  9.5 Effect of Violation of Transfer Restrictions; Preventive Measures. Any offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation, or other conveyance or disposition of all or any portion of this Amended Warrant or any Warrant Shares issued from time to time upon exercise of this Amended Warrant, or of any interest in this Amended Warrant or any of such Warrant Shares, in violation of this Section 9 shall be null and void. The Corporation may make a notation on its records or give instructions to any of its transfer agents in order to implement the restrictions on transfer set forth in this Section 9. The Corporation shall not incur any liability for any delay in recognizing any transfer of this Amended Warrant or of any Warrant Shares issued from time to time upon exercise of this Amended Warrant if the Corporation reasonably believes that any such transfer may have been or would be in violation of the provisions of the Act, applicable blue sky laws or this
Section 9.

         10. General.

                  10.1 Authorized Shares, Reservation of Shares for Issuance. At all times while this Amended Warrant is outstanding, the Corporation shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Amended Warrant, such number of shares of Common Stock as shall be sufficient to perform its obligations under this Amended Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Amended Warrant).

                  10.2 No Impairment. The Corporation will not, by amendment of its Amended Charter or by-laws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Amended Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Amended Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Stock on the exercise of this Amended Warrant.

                  10.3 No Rights as Stockholder. The Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Amended Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Corporation until the Holder shall have exercised this Amended Warrant and been issued Warrant Shares in accordance with the provisions hereof.

                  10.4 Notices. All notices, demands, requests, certificates or other communications under this Amended Warrant shall be in writing and shall be either mailed by certified mail, postage prepaid, in which case such notice, demand, request, certificate or other communications shall be deemed to have been given three (3) business days after the date on which it is first deposited in the mails, or hand delivered or sent by facsimile transmission, by tested or otherwise authenticated telex or cable or by private expedited courier for over-night delivery with signature required, in each such case, such notice, demand, request, certificate or other communications being deemed to have been given upon delivery or receipt, as the case may be:

                           (i) if to the Corporation, at Southern Star Central
Corp., c/o AIG Highstar Capital, L.P., 175 Water Street, 26th Floor, New York, New York 10038 New York, New York 10038, Attn: Christopher Lee, or at such other address as the Corporation may have furnished in writing to the Holder; and

                           (ii) if to the Holder, at such address as the Holder
may have furnished in writing to the Corporation or which the Corporation has in its books and records as the last known address for such Holder.

                  10.5 Waiver. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have.

                  10.6 Governing Law. This Amended Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

                  10.7 Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Amended Warrant contained by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not; provided, that the Corporation shall have no rights to assign its rights or to delegate its obligations hereunder without the prior written consent of each Holder.

                  10.8 Severability. In case any one or more of the provisions contained in this Amended Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  10.9 Construction. The definitions of this Amended Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Amended Warrant and are not to affect the construction of or be taken into consideration in interpreting this Amended Warrant.

                  10.10 Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Amended Warrant. The Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Amended Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Amended Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Common Stock Purchase Warrant to be executed as an instrument under seal in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.


                                                 SOUTHERN STAR CENTRAL CORP.

[Corporate Seal]

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:


Acknowledged and Agreed:


ASC CENTRAL, LLC
By: Aircraft Services Corporation
Its Managing Member



By:
    ------------------------------
Name:
Title:









Signature Page to the Common Stock Purchase Warrant

                                                                       Exhibit A

                              FORM OF SUBSCRIPTION


                (To be executed upon exercise of Amended Warrant)



To:      SOUTHERN STAR CENTRAL CORP.

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Amended and Restated Common Stock Purchase Warrant for, and to exercise thereunder, [__________] shares of common stock, $0.01 par value per share ("Common Stock"), of Southern Star Central Corp., a Delaware corporation, and tenders herewith payment of $[__________], representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in accordance with Section 2.1 of the attached Warrant.

         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:







         If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock.



Dated:  _______________, ______      ___________________________________________
                                     NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

                                                                       Exhibit B

                               FORM OF ASSIGNMENT


               (To be executed upon assignment of Amended Warrant)



         For value received, __________________________________ hereby sells, assigns and transfers unto ______________________ the attached Amended and Restated Common Stock Purchase Warrant [__% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of Southern Star Central Corp., a Delaware corporation, with full power of substitution in the premises.

         If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

         The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with and unless it has complied with the terms and conditions of the Warrant and the Shareholders Agreement.



Dated:  _________________, ______    ___________________________________________
                                     NOTE: The above signature should correspond exactly with the name on the face of the attached Warrant.